Exhibit 10.1

October 6, 2017

Global Eagle Entertainment Inc.

6100 Center Drive, Suite 1020

Los Angeles, California 90045

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of January 6, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement), among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Borrower”), the Guarantors party thereto from time to time, CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender, and each Lender from time to time party thereto.

The Borrower has requested that the Required Lenders extend the due date for the issuance by the Borrower, pursuant to Section 6.01(h) of the Credit Agreement, of an earnings release for the Fiscal Quarter and the Fiscal Year ended December 31, 2016 (including a related balance sheet, statement of income and statement of cash flows) to the 2016 Annual Financial Statement Delivery Date. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, including Section 6.01(h) of the Credit Agreement, the Lenders party hereto (constituting the Required Lenders) hereby agree and consent to the extension of the due date for the issuance by the Borrower of an earnings release for the Fiscal Quarter and the Fiscal Year ended December 31, 2016 (including a related balance sheet, statement of income and statement of cash flows) pursuant to Section 6.01(h) of the Credit Agreement to the 2016 Annual Financial Statement Delivery Date.

Except as expressly modified by this letter agreement (this “Agreement”), each Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Agreement, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as modified by this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

This Agreement and the consent set forth herein shall become effective as of the date first written above upon the execution hereof by the Borrower and the Required Lenders. This Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement.

THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. This Agreement may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this letter agreement shall become a binding agreement between us.

Sincerely,

FRANKLIN CUSTODIAN FUNDS-FRANKLIN INCOME FUND, as Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President, Franklin Advisers

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

VECTOR TRADING (CAYMAN), LP, as Lender

By:	/s/ Jim Murray

VCP Credit, LLC
Its general partner

By:	/s/ Jim Murray
Name:	Jim Murray
Title:	CFO

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

BlackRock Credit Alpha Master Fund L.P. as a Lender
BY: BlackRock Financial Management Inc., in its capacity as investment advisor, as Lender

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

CA 534 Offshore Fund, Ltd as a Lender
By: BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

BlackRock Multi-Strategy Master Fund Limited as a Lender
By: BlackRock Institutional Trust Company, N.A., Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

The Obsidian Master Fund as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

AGF Floating Rate Income Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance CLO 2013-1 LTD, as Lender
By:	Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance CLO 2014-1 Ltd., as Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance CLO 2015-1 Ltd., as Lender
By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

DaVinci Reinsurance Ltd., as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Floating-Rate Income Plus Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Senior Floating-Rate Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Floating-Rate Income Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Senior Income Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Short Duration Diversified Income Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Institutional Senior Loan Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Limited Duration Income Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Floating Rate Portfolio, as Lender
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Brighthouse Funds Trust I -
Brighthouse/Eaton Vance Floating Rate Portfolio, as Lender
By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Florida Power & Light Company, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Pacific Select Fund-Floating Rate Loan Portfolio, as Lender
By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Bank Loan Fund Series II,
A Series Trust of Multi Manager Global Investment Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance Loan Fund Series III
A Series Trust of Multi Manager Global Investment Trust, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Renaissance Investment Holdings Ltd, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating Rate Income Fund, as Lender
By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Senior Debt Portfolio, as Lender
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Eaton Vance VT Floating-Rate Income Fund, as Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Carlyle Global Market Strategies CLO 2012-3, Ltd.
Carlyle Global Market Strategies CLO 2012-4, Ltd
Carlyle Global Market Strategies CLO 2013-1, Ltd.
Carlyle Global Market Strategies CLO 2013-4, Ltd.
Carlyle Global Market Strategies CLO 2014-1, Ltd.
Carlyle Global Market Strategies CLO 2014-2, Ltd.
Carlyle Global Market Strategies CLO 2014-3, Ltd
Carlyle Global Market Strategies CLO 2014-4, Ltd
Carlyle Global Market Strategies CLO 2014-5, Ltd
Carlyle Global Market Strategies CLO 2015-1, Ltd.
Carlyle Global Market Strategies CLO 2015-2, Ltd.
Carlyle Global Market Strategies CLO 2015-3, Ltd.
Carlyle Global Market Strategies CLO 2015-4, LTD
Carlyle Global Market Strategies CLO 2015-5, LTD
Carlyle Global Market Strategies CLO 2016-1, LTD
Carlyle Global Market Strategies CLO 2016-2, LTD
Carlyle Global Market Strategies CLO 2016-3, Ltd
Carlyle US CLO 2016-4, LTD
Carlyle US CLO 2017-1
Carlyle US CLO 2017-2
Carlyle US CLO 2017-3 Ltd, as Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

BNY Mellon Global High Yield Bond Fund, as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Collective Trust High Yield Fund, as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Dreyfus/Laurel Funds Trust - Dreyfus High Yield Fund, as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Global-Loan SV S.a. r.l., as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Multi-Credit SV S.a. r.l., as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Shackleton 2013-III CLO, Ltd., as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Shackleton 2013-IV CLO, LTD, as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Shackleton 2014-V CLO, Ltd., as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Shackleton 2014-VI CLO, Ltd., as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Shackleton 2015-VII CLO, Ltd, as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Shackleton 2015-VIII CLO, Ltd., as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

Shackleton 2016-IX CLO, Ltd., as a Lender,

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Shackleton 2017-X CLO, Ltd., as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

The Dreyfus Laurel Funds, In. - Dreyfus Floating Rate Income Fund, as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

US Loan SV S.a.r.l, as a Lender,

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as Lender
By:	Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Cavello Bay Reinsurance Limited, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Commonwealth of Pennsylvania, Treasury Department, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Kaiser Foundation Hospitals, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Kaiser Permanente Group Trust, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Privilege Underwriters Reciprocal Exchange, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

PURE Insurance Company, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO III, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO IV, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO IX, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO V, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO VI, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO VII, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO VIII, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO X, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO XI, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO XII, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO XIV, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point CLO XV, Ltd., as Lender
By:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Sound Point Senior Floating Rate Master Fund, L.P., as Lender
By:	Sound Point Capital Management, LP as Investment Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name:	Andrew Wright
Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]

Accepted and agreed to as of
the date first above written:

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Consent to Extension of Due Date for Delivery of Earnings Release]